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                                 Exhibit 99.1
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                      (COOPERS & LYBRAND, LLP LETTERHEAD)
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December 8, 1997
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Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Microfluidics International Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of December, 1997. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,



Coopers & Lybrand L.L.P.